UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 31, 2022

Date of Report (date of earliest event reported)

INGEVITY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37586	47-4027764
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4920 O’Hear Avenue, Suite 400	North Charleston	South Carolina	29405
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code: 843-740-2300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	NGVT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01.	Entry Into a Material Definitive Agreement

The Equity Purchase Agreement

On July 31, 2022, Ingevity Corporation, a Delaware corporation (“Ingevity”), entered into an Equity Purchase Agreement (the “Purchase Agreement”), by and among, Ingevity, Ozark Holdings, Inc., an Alabama corporation (“Seller”), Ozark Materials, LLC, an Alabama limited liability company (“Ozark Materials”), and Ozark Logistics, LLC, an Alabama limited liability company (“Ozark Logistics” and, together with Ozark Materials, the “Companies” and, each, a “Company”), pursuant to which, among other things, Ingevity will acquire all of the issued and outstanding limited liability company membership interests of each Company (the “Transaction”).

The purchase price for the Transaction is $325 million, subject to a customary adjustment for working capital, indebtedness and transaction expenses.

Ingevity’s obligation to consummate the Transaction is subject to certain customary conditions, including, without limitation, (i) the termination of all applicable waiting periods (and any extensions thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the absence of any order resulting in the imposition of certain antitrust remedies as more fully described in the Purchase Agreement and (ii) the absence of a Material Adverse Effect (as defined in the Purchase Agreement). Each party’s obligation to consummate the Transaction is subject to certain other conditions, including (i) the accuracy of the other party’s representations and warranties, (ii) the other party’s compliance with its covenants contained in the Purchase Agreement and (iii) the absence of any Action (as defined in the Purchase Agreement) or any preliminary or permanent injunction or other order preventing the consummation of the Transaction. Consummation of the Transaction is not subject to a financing or similar condition.

Each party has made customary representations and warranties in the Purchase Agreement and agreed to customary covenants, including covenants with respect to tax matters and, in the case of Seller, covenants with respect to the operation of the business of the Companies and their subsidiaries prior to the closing.

The Purchase Agreement contains customary termination rights for Ingevity and Seller. Subject to certain limitations, the Purchase Agreement may be terminated by either party if (i) the Transaction is not consummated by October 28, 2022, (ii) there is a material violation or material breach of the other party’s representations and warranties or covenants such that the applicable closing condition would not be satisfied (subject to customary rights to cure such violations or breaches) or (iii) the Transaction becomes subject to a final and non-appealable Order (as defined in the Purchase Agreement) permanently restraining, enjoining or otherwise prohibiting the Transaction. In addition, the parties may terminate the Purchase Agreement by mutual agreement.

The Transaction is expected to close by early Q4 2022.

The foregoing summary of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement filed as Exhibit 2.1 hereto and incorporated herein by reference. The Purchase Agreement contains representations and warranties by each of the parties to the Purchase Agreement, which were made only for purposes of the Purchase Agreement and as of specified dates. The representations, warranties and covenants in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement, are subject to limitations agreed upon among the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Purchase Agreement instead of establishing these matters as facts, and are subject to standards of materiality applicable to the parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Ingevity, the Companies or any of their respective subsidiaries or affiliates. Moreover, the information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Ingevity’s public disclosures.

The Transaction Support Agreement

In connection with entering into the Purchase Agreement, on July 31, 2022, Ingevity entered into a Transaction Support Agreement (the “Support Agreement”) with William H. Carr (“Bill Carr”), Jerry N. Carr (“Jerry Carr”), Leon M. Gross, III (“Lee Gross” and, together with Bill Carr and Jerry Carr, the “Equityholders” and each, an “Equityholder”), Seller and each of the other entities that are signatories thereto (such entities, the “Excluded Subsidiaries” and each, an “Excluded Subsidiary”).

The Support Agreement requires, among other things, that Seller, the Equityholders and the Excluded Subsidiaries (a) comply with customary restrictive covenants, including non-competition covenants with respect to the business of the Companies and (b) indemnify Ingevity and certain of its representatives and affiliates for certain matters as more fully described in the Support Agreement.

The foregoing summary of the Support Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Support Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995. Such statements generally include the words “will,” “plans,” “intends,” “targets,” “expects,” “outlook,” “believes,” “anticipates” or similar expressions. Forward-looking statements may include, without limitation, the potential benefits of the acquisition of Ozark Materials and Ozark Logistics pursuant to the Transaction; the anticipated timing of the closing of the Transaction; expected financial positions, guidance, results of operations and cash flows; financing plans; business strategies and expectations; operating plans; impact of COVID-19; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost-reduction initiatives, plans and objectives; litigation related strategies and outcomes; and markets for securities. Actual results could differ materially from the views expressed. Factors that could cause actual results to materially differ from those contained in the forward-looking statements, or that could cause other forward-looking statements to prove incorrect, include, without limitation, risks related to the satisfaction of the conditions to closing the Transaction (including the failure to obtain necessary regulatory approval) in the anticipated timeframe or at all; risks that the expected benefits from the proposed Transaction will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; significant transaction costs; unknown or understated liabilities; adverse effects from the COVID-19 pandemic; adverse effects from general global economic, geopolitical and financial conditions beyond our control, including inflation and the ongoing war between Russia and Ukraine; risks related to our international sales and operations; adverse conditions in the automotive market; competition from substitute products, new technologies and new or emerging competitors; worldwide air quality standards; a decrease in government infrastructure spending; adverse conditions in cyclical end markets; the limited supply of or lack of access to sufficient crude tall oil and other raw materials; integration of future acquisitions; the provision of services by third parties at several facilities; supply chain disruptions; natural disasters and extreme weather events; other unanticipated problems such as labor difficulties (including work stoppages), equipment failure or unscheduled maintenance and repair; attracting and retaining key personnel; dependence on certain large customers; legal actions associated with our intellectual property rights; protection of our intellectual property and other proprietary information; information technology security breaches and other disruptions; complications with designing or implementing our new enterprise resource planning system; government policies and regulations, including, but not limited to, those affecting the environment, climate change, tax policies, tariffs and the chemicals industry; and losses due to lawsuits arising out of environmental damage or personal injuries associated with chemical or other manufacturing processes, and the other factors detailed from time to time in the reports we file with the Securities and Exchange Commission (the “SEC”), including those described in Part I, Item 1A. Risk Factors in our 2021 Annual Report on Form 10-K as well as in our other filings with the SEC. These forward-looking statements speak only to management’s beliefs as of the date of this Current Report on Form 8-K. Ingevity assumes no obligation to provide any revisions to, or update, any projections and forward-looking statements contained in this Current Report on Form 8-K.

Item 7.01.	Regulation FD Disclosure

On August 2, 2022, Ingevity issued a press release announcing that it had entered into the foregoing transactions. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
2.1	Equity Purchase Agreement, dated July 31, 2022, by and among Ingevity Corporation, Ozark Holdings, Inc., Ozark Materials, LLC and Ozark Logistics, LLC*
10.1	Transaction Support Agreement, dated July 31, 2022, by and among Ingevity Corporation, William H. Carr, Jerry N. Carr, Leon M. Gross, III, Ozark Holdings, Inc. and each of the other entities that are signatories thereto*
99.1	Press Release, dated August 2, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of such schedules and exhibits to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ingevity Corporation

Date: August 2, 2022	By:	/s/ Mary Dean Hall
Mary Dean Hall
Executive Vice President and Chief Financial Officer